UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14A-101)

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SECURITIES EXCHANGE ACT OF 1934

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ALTERA CORPORATION

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Acquisition of Altera June 1, 2015

Risk Factors and Additional Information
Today’s presentations contain forward-looking statements. All statements made that are not historical facts are subject to a number of risks and uncertainties, and actual results may differ materially. Please refer to the risk factors set forth at the end of this presentation for risk factors specifically related to this proposed transaction and the business combination.  Please also refer to Intel’s and Altera’s most recent earnings releases, Forms 10-Q and 10-K filings for more information on the risk factors related to our respective businesses.
If we use any non-GAAP financial measures during the presentations, you will find on www.intelacquiresaltera.transactionannouncement.com the reconciliation to the most directly comparable GAAP financial measure.
Intel and Altera intend to use www.intelacquiresaltera.transactionannouncement.com to post all information about the proposed transaction.
Additional Information and Where to Find It
Altera plans to file a proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the special meeting of Altera’s stockholders to be held in connection with the transaction (the “Special Meeting”). Promptly after filing its Proxy Statement in definitive form with the SEC, the Company will mail the Proxy Statement to each stockholder entitled to vote at the
Special Meeting. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS
THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ALTERA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE
BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, copies of the Proxy Statement and any other documents filed by the Company with the SEC in connection with the Special Meeting at the SEC’s website
(http://www.sec.gov),
at the
transaction website at
www.intelacquiresaltera.transactionannouncement.com,
at Altera’s website
(http://www.altera.com)
(under “Investor relations”,
“SEC Filings”) or by writing to Investor Relations, Altera Corporation, 101 Innovation Drive, San Jose, CA 95134
Altera, its directors and certain executive officers are participants in the solicitation of proxies from Altera’s stockholders in connection with the transaction. Information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, together with information regarding Intel or any Intel director or executive officer to the extent they may be deemed participants in the solicitation, will be included in the Proxy Statement and other relevant documents to be filed with the SEC in connection with the Special Meeting. Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its 2015 Annual Meeting of Stockholders, which was filed with the SEC on
March 31, 2015, and in any subsequent Statements of Change in Ownership on Form 4 filed by such individuals with the SEC.

Investor Meeting November, 2014 Intel’s Growth Strategy

Transaction Summary
Purchase Price
• $54 per share in cash
Financial Impact
• Expected to be accretive to non-GAAP EPS & Free Cash
Flow (FCF) in the first year after close
Financing • Cash on hand + new debt
Closing
• Expected in approximately 6-9 months
• Unanimously approved by Intel and Altera
Boards of Directors
• Subject to approval by Altera’s stockholders, regulatory
approvals, and other customary closing conditions
Equity Value • ~$16.7 billion

The FPGA business is aligned to our growth strategy, Altera is well positioned, and FPGAs benefit from Moore’s Law
We expect this transaction to create significant value for our stockholders
Executive Summary
Altera’s products combined with our IP portfolio are
expected to enable a new class of products that meet
customer needs in the data center and IoT market segments

Altera Stats
Current Intel Foundry Relationship
Altera Overview
• World leader in programmable logic
devices (PLDs)
• Headquartered in San Jose, CA
• ~3,100 employees worldwide in more
than 20 countries
• ~12,600 customers served through a
direct sales force and distributors
• FY14 revenue of $1.9B, gross margin of
66%, and net income of $0.5B
• Cash flow from operations of $0.7B
or 34%
• Established a multi-year agreement in
2013
• World class PLD technology + world
class process technology
• Manufacturing Altera’s Stratix®10
PLDs and SoCs using Intel’s 14 nm
Tri-Gate process and packaging
technology

2014 TAM: $115B
18%
78%
4%
ASIC
PLD
ASSP
PLDs, ASICs & ASSPs
2
A Highly Complementary Business…
1 Source: Company filings, Gartner
2 Gartner forecast: ASIC/ASSP, FPGA/PLD and SLI/SoC Applications, Worldwide, 2012-2018, 4Q14 Update
2014 Revenue: $1.9B
Altera Revenue by Segment
1
Industrial, Military
and Automotive
Networking,
Computer
and Storage
22%
16%
18%
PLD Market Segment Share
2
2014 TAM: $5.0B
39%
49%
12%
Altera
Other
Xilinx
44%
Other
Telecom
and
wireless

…In a Growing Market Segment
($M)
Source: Gartner
FPGA Market Segment Growth
Forecast
CAGR
7%
Military/Civil Military/Civil
Aerospace Aerospace
Industrial Industrial
Automotive Automotive
Data Data
Processing Processing
Consumer Consumer
Comms Comms
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
9,000
10,000
2014 2015 2016 2017 2018 2019 2020 2021 2022 2023

• Addresses emerging customer workloads in the ~$37B data center logic market segment
• New IoT products expected to expand serviceable market by ~$11B
• Expected to be ~60% of total value created
• OpEx reductions which increase over time
• Manufacturing leadership which is expected to improve existing
Altera product portfolio and market segment share
• Expected to be ~40% of total value created
Strategic Combination Creates Significant Value
Source: Intel estimates
Accretive to Non-GAAP EPS & Free Cash Flow
in the First Year After Close
Product
Synergies
Cost &
Manufacturing
Synergies

Cloud Example: Data Center FPGA Acceleration
Up to 1/3 of Cloud Service Provider Nodes to Use FPGAs by 2020
https://gigaom.com/2015/02/23/microsoft-is-building-fast-low-power-neural-networks-with-fpgas/
Image Identification
Security
Convolutional Neural
Network
Encryption
Big Data
Compression
Applications:
Algorithms:
CPU CPU FPGA FPGA
Co-Packaged CPU + FPGA
CPU + FPGA CPU + FPGA
Integrated CPU + FPGA
CPU CPU FPGA FPGA
Discrete FPGA
>2X performance increase through integration
Reduces total cost of ownership (TCO) by using standard server infrastructure
Increases flexibility by allowing for rapid implementation of customer IP and algorithms
Today

IoT
Application Examples
Processor, mem controller,
security, standard IO
Industrial Specific
Real-time control and acceleration
Industrial
Automation Control
Pre-Programmed
(ASSP replacement)
Processor, mem controller, security,
standard IO
Automotive Specific
Functional Safety,
Computer Vision,
Proprietary Acceleration
Advanced Driver
Assistance Systems
Customer Defined IP
(ASIC replacement)
Base IA Complex
FPGA
One
Silicon Design
Integrated die and
multi-chip packages
• Integrated solutions accelerate growth in
key IoT segments by adding new
functionality, improving performance, and
lowering cost
• ~$11B incremental SAM by 2020 as
integrated FPGAs become cost
competitive with ASICs & ASSPs
• Customers can program their own IP,
replacing ASICs
• Intel can pre-program industry-specific IP,
replacing ASSPs
• Expected to reduce time-to-market by
more than 50%

Intel’s manufacturing leadership will increase the
competitiveness of Altera’s existing products
Manufacturing Leadership Advantage
Altera and Intel engineering teams will be under one roof as an integrated device manufacturer (IDM), enabling faster design optimization and time-to-market
Acquisition captures the benefits of leadership for Intel’s
stockholders

A shared history facilitates integration
Engineering teams deeply engaged through existing foundry
relationship
Altera will be an integrated Intel business unit
•
Dedicated sales force and engineering
•
Shared infrastructure
•
OpEx synergies expected to be primarily in G&A
Altera has retention plans in place to ensure a smooth transition
Intel will implement longer-term retention plans post-close
Altera Integration & Organization

The FPGA business is aligned to our growth strategy, Altera is well positioned, and FPGAs benefit from Moore’s Law
We expect this transaction to create significant value for our stockholders
Altera’s products combined with our IP portfolio are expected to enable a new class of products that meet customer needs in the data center and IoT market segments
Summary

Risk Factors
This presentation contains forward looking statements related to the proposed transaction between and business combination of Intel and
Altera. Forward looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual results to differ materially from the forward-looking statements in this presentation, including the following, among others:
- delays, disruptions or increased costs in the integration of Altera’s technology in existing or new products;
- Altera stockholders may not approve the transaction;
- closing of the transaction may not occur or may be delayed;
- expected synergies, cost savings, and other financial benefits of the transaction may not be realized;
- integration of the acquisition post-closing may not occur as anticipated;
- litigation related to the transaction or limitations or restrictions imposed by regulatory authorities may delay or negatively impact the financial benefits of or our ability to complete the transaction;
- unanticipated restructuring costs may be incurred or undisclosed liabilities assumed;
- attempts to retain key personnel and customers may not succeed;
- the business combination or the combined company’s products may not be supported by third parties;
- actions by competitors may negatively impact results; and
- there may be negative changes in general economic conditions in the regions or the industries in which Intel and Altera operate.
In addition, please refer to the documents that Intel and Altera file with the SEC on Forms 10-K, 10-Q and 8-K. These filings identify and address other important risks and uncertainties that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this  document. Readers are cautioned not to put undue reliance on forward-looking statements, and Intel and Altera assume no obligation and do not intend to update these forward-looking statements, whether as a result of new information, future events or otherwise.

Acquisition of Altera Q&A